EXHIBIT 10.1

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Settlement Agreement and Mutual Release (hereinafter "Agreement") is made and entered into effective as of this 30th day of November, 2000 by and among Intelect Communications, Inc., a Delaware corporation ("Intelect"), and St. James Capital Corp., a Delaware corporation ("SJCC"), St. James Capital Partners, L.P., a limited partnership organized under the laws of the State of Delaware ("SJCP"), SJMB, L.P., a limited partnership organized under the laws of the State of Delaware ("SJMB"), SJMB, L.L.C., a Delaware limited liability company ("SJMB LLC"), Charles E. Underbrink ("Underbrink"), and John L. Thompson ("Thompson") (SJCC, SJCP, SJMB, SJMB LLC, Underbrink and Thompson collectively the "St. James Parties") and Falcon Seaboard Investment Co., L.P., a limited partnership organized under the laws of the State of Delaware ("Falcon");

      WHEREAS, pursuant to an Agreement for Purchase and Sale dated February 12, 1998 between Intelect and SJCP, as partially assigned to SJMB as of April 2, 1998 (the "Credit Agreement"), each of SJCP and SJMB loaned money to Intelect (the "Loan") and in connection with such Loan Intelect issued a warrant to SJCP to purchase 300,000 shares of common stock, par value $0.01 per share of Intelect (the "Common Stock"), at an exercise price of $7.50 per share, subject to adjustment (the "SJCP Warrant"), and issued a warrant to SJMB to purchase 1,200,000 shares of Common Stock at an exercise price of $7.50 per share, subject to adjustment (the "SJMB Warrant");

      WHEREAS, pursuant to the Credit Agreement, in connection with an extension of the maturity date of the Loan, in January 1999 Intelect issued a warrant to SJCP to purchase 110,000 shares of Common Stock at an exercise price of $3.20 per share, subject to adjustment (the "SJCP Extension Warrant"), and issued a warrant to SJMB to purchase 425,000 shares of Common Stock at an exercise price of $3.20 per share, subject to adjustment (the "SJMB Extension Warrant")(the

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SJCP Warrant, the SJMB Warrant, the SJCP Extension Warrant and the SJMB
Extension Warrant collectively the "Existing Warrants");

      WHEREAS, SJCP and SJMB have previously sold a participation interest in the Credit Agreement to Falcon and Falcon has certain third party beneficiary rights under the Credit Agreement and certain of the Existing Warrants;

      WHEREAS, SJMB and SJCP have filed suit against Intelect in ST. JAMES CAPITAL PARTNERS, L.P. AND SJMB, L.P. V. INTELECT COMMUNICATIONS, INC., Cause No. 2000-2666, in the 113th District Court, Harris County, Texas (the "Harris County Suit") alleging, among other things, that Intelect was in violation of the terms of the Existing Warrants relating to the anti-dilution provisions of such warrants;

      WHEREAS, Intelect has filed suit against SJCP and SJMB in INTELECT COMMUNICATIONS, INC. V. ST. JAMES CAPITAL PARTNERS, L.P. AND SJMB, L.P., in the 192nd District Court, Dallas County, Texas (the "Dallas County Suit") alleging, among other things, that SJCP and SJMB improperly failed to return certain collateral pledged by Intelect in the connection with the Credit Agreement and violated the terms of that certain Pledge Agreement dated February 12, 1998 between Intelect and SJCP (the "Pledge Agreement");

      WHEREAS, Intelect has filed suit against the St. James Parties in INTELECT COMMUNICATIONS, INC. V. ST. JAMES CAPITAL CORP, ET. AL, Civil Action No. 3-00CV-1957X, in the United States District Court for the Northern District of Texas, Dallas Division (the "Federal Court Suit") (the Harris County Suit, the Dallas County Suit, and the Federal Court Suit collectively the "Disputes") alleging that the St. James Parties are liable for the disgorgement of short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

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            WHEREAS, each party has consulted with counsel of its choice, engaged in arm's length negotiations, engaged the services of a mediator, mediated the Disputes on October 11, 2000, and agreed at mediation to compromise, settle, and resolve the Disputes, such that it is knowingly and voluntarily entering into the settlement and compromise of such claims evidenced by this Agreement;

            WHEREAS, the parties have concluded that it would be in the best interests of each party to enter into this Agreement in order to avoid the uncertainties, expense, inconvenience and burdens of litigation, and to put to rest this controversy;

      NOW, THEREFORE, in consideration of the foregoing and the mutual and respective releases, covenants and undertakings and in full, complete and final settlement of such claims and controversies, the parties agree as follows:

1.    THIS AGREEMENT IS NOT AN ADMISSION.

            The parties hereto agree that this Agreement, and any and all negotiations, documents and discussions associated with it, shall not be deemed or construed to be an admission or evidence of any violation of any contractual provision, statute, law, rule or regulation or of any liability or wrongdoing by any of the parties hereto, or of any absence of wrongdoing or of limitation of damage or injury, and shall not be used, directly or indirectly, as evidence thereof, in any way in any action or proceeding.

2.    BINDING EFFECT.

            Each party is entering into this Agreement on behalf of itself, and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns. This Agreement shall be binding upon, and inure to the

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benefit of, each party and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, members, partners, employees, directors, managers, representatives, successors and assigns.

3.    ISSUANCE OF REPLACEMENT WARRANTS.

            Upon the execution and delivery of this Agreement (the "Closing"), Intelect shall execute and deliver (a) to SJCP warrants to purchase (i) 860,500 shares of Common Stock at an exercise price of $0.75 expiring on June 30, 2002 (the " First Initial SJCP Warrant") and (ii) 2,119 shares of Common Stock at an exercise price of $0.75 expiring on June 30, 2002 (the "Second Initial SJCP Warrant"), (b) to SJMB warrants to purchase (i) 3,427,001 shares of Common Stock at an exercise price of $0.75 expiring on June 30, 2002 (the "First Initial SJMB Warrant") and (ii) 10,380 shares of Common Stock at an exercise price of $0.75 expiring on June 30, 2002 (the "Second Initial SJMB Warrant") (the First Initial SJCP Warrant, the Second Initial SJCP Warrant, the First Initial SJMB Warrant, and the Second Initial SJMB Warrant are hereinafter collectively the "Initial Warrants"), (c) to SJCP a warrant to purchase 1,280,000 shares of Common Stock at an exercise price of $0.75 expiring on September 30, 2002, exercisable no earlier than April 15, 2001 (the "First Additional SJCP Warrant"), (d) to SJMB a warrant to purchase 6,320,000 shares of Common Stock at an exercise price of $0.75 expiring on September 30, 2002, exercisable no earlier than April 15, 2001, (the "First Additional SJMB Warrant"), (e) to SJCP a warrant to purchase 1,335,991 shares of Common Stock at an exercise price of $0.75 expiring on September 30, 2002, exercisable no earlier than October 15, 2001 (the "Second Additional SJCP Warrant"), and (f) to SJMB a warrant to purchase 6,264,009 shares of Common Stock at an exercise price of $0.75 and expiring on September 30, 2002, exercisable no earlier than October 15, 2001 (the "Second Additional SJMB

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Warrant")(the First Additional SJCP Warrant, the First Additional SJMB Warrant,
the Second Additional SJCP Warrant and the Second Additional SJMB Warrant are hereinafter collectively the "Additional Warrants")(the Initial Warrants and the Additional Warrants are hereinafter collectively the "Warrants"). As set forth in the Warrants, Intelect has the right to redeem the Warrants at $6.75 per share; PROVIDED, HOWEVER, that no such redemption shall be completed if upon the written opinion of counsel, reasonably acceptable to Intelect and provided to Intelect within ten (10) business days after the Redemption Demand (as defined in the Warrant) is received by the holder of the Warrants, that such redemption if completed would constitute a "sale" under Section 16(b) of the Exchange Act, such "sale" would be matched with a "purchase" of securities of Intelect made by the holder within the prior six months and such "purchase" is set forth in the trading records of SJCP and SJMB supplied to Intelect as of the date of this Agreement, and the matching of such purchase and sale would cause SJCP or SJMB, as the case may be, to be liable to Intelect for short-swing profits under
Section 16(b) of the Exchange Act. Each of the referenced Warrants are attached hereto as EXHIBIT A. Each of the Warrants are issued in connection with anti-dilution provisions in the Existing Warrants (as defined in the recital), the number and value of which have been agreed upon to resolve any and all claims that have or could have been asserted in the Disputes, including any and all liability of the St. James Parties to Intelect under Section 16 of the Exchange Act for any and all sales and/or purchases made by SJCP and SJMB up through and including the date of this Agreement. Intelect represents and warrants that the resale of the 860,500 shares of Common Stock issuable upon exercise of the First Initial SJCP Warrant and the 3,427,001 shares of Common Stock issuable upon exercise of the First Initial SJMB Warrant (collectively the "Registered Shares") are covered by currently effective registration statements (collectively the "Effective Registration

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Statements") previously filed by Intelect with the Securities and Exchange
Commission (the "SEC"). The date of the prospectuses included within such Effective Registration Statements, copies of which have previously been delivered or made available to SJCP or SJMB, as the case may be, are June 8, 1998, April 15, 1999, and February 28, 2000 (the "Effective Prospectuses"). Intelect agrees to file with the SEC, and make available to SJCP and SJMB, copies of any supplements or amendments as may be required by the SEC to be made to such Effective Registration Statements as a result of the transactions pursuant to this Agreement. As a result of the transactions under this Agreement, in the event that the SEC notifies Intelect in writing that the SEC requires a new registration statement to be filed by Intelect covering the Registered Shares or a court of competent jurisdiction shall render a judgment that the Registered Shares cannot be sold or distributed under the Effective Registration Statements, Intelect agrees to use its commercially reasonable best efforts to file a new registration statement with the SEC on the appropriate form covering the re-sale of the Registered Shares within ten (10) days after receiving such notice from the SEC or such judgment is rendered and obtain the effectiveness of such registration statement within forty five (45) days after such notice is received or judgment is rendered, as the case may be (the "Replacement Registration Statement"). For purposes of the remainder of this Agreement, the Effective Registration Statements shall also be deemed to include the Replacement Registration Statement, whichever shall apply.

4. DELIVERY OF COLLATERAL.

            At the Closing, the St. James Parties shall deliver to Intelect the Collateral (as such term is defined in the Pledge Agreement) free and clear of all liens, security interests, claims, encumbrances, hypothecations, or adverse claims.

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5. REGISTRATION RIGHTS AND RELATED PROVISIONS.

            (a) Intelect agrees that a registration statement on Form S-3 (the "Registration Statement") covering the resale of the shares of Common Stock issuable upon exercise of the Second Initial SJCP Warrant, the Second Initial SJMB Warrant, the First Additional SJCP Warrant, the First Additional SJMB Warrant, the Second Additional SJCP Warrant, and the Second Additional SJMB Warrant (collectively the "Registrable Securities") will be filed by Intelect with the SEC on or before March 30, 2001, and Intelect will use its commercially reasonable best efforts to have the Registration Statement declared effective on or before April 13, 2001 (the "Required Effective Date"), and subject to the provisions of this Agreement, will use its commercially reasonable best efforts to keep the Registration Statement and the Effective Registration Statements continuously effective until all of such shares have been sold or may be resold pursuant to Rule 144 (k) as promulgated under the Securities Act of 1933, as amended (the "Securities Act") or all of the remaining Warrants have been redeemed or expired by their terms. In the event that Form S-3 is unavailable for such a registration, Intelect shall use such other form as is available for such registration. Intelect agrees to supplement or amend the Registration Statement and the Effective Registration Statements, as required by the form utilized by Intelect and by the Securities Act and the rules and regulations promulgated thereunder, and to furnish the St. James Parties copies of any such supplement or amendment prior to its use.

            (b)    Intelect shall:

            (i) After the Registration Statement has been declared effective by the SEC, use its commercially reasonable best efforts to furnish to SJCP and SJMB such numbers of copies of a prospectus included in the Registration Statement in

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                  conformity with the requirements of the Securities Act, and such other documents as may be reasonably requested in order to facilitate the disposition of the Registrable Securities;

            (ii) Use its commercially reasonable best efforts to register and qualify the securities covered by such Registration Statement under other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by SJCP and SJMB, provided that Intelect shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

            (iii) Use its commercially reasonable best efforts to notify SJCP and SJMB at any time when a prospectus relating thereto and covered by the Registration Statement and the Effective Registration Statements is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statements, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

            (iv) Use its commercially reasonable best efforts to notify SJCP and SJMB after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the Effective Registration Statements or the initiation or threatening of any

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                  proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order shall be issued.

            (c) Except for Selling Expenses, all expenses incurred in connection with the registration of the Registrable Securities, including without limitation all registration, filing, and qualification fees, printer's expenses, and accounting and legal fees and expenses of Intelect shall be borne by Intelect. All Selling Expenses (as hereafter defined) shall be borne by SJCP and SJMB.

      "Selling Expenses" shall mean all underwriting discounts, selling commissions and taxes applicable to the shares sold or transferred by the St. James Parties and all fees and disbursements of counsel for the St. James Parties.

            (d) To the fullest extent permitted by law, Intelect will, and hereby does, indemnify, hold harmless and defend each of the St. James Parties who holds such Registrable Securities and the Registered Shares, the directors, officers, partners, employees, agents of, and each person, if any, who controls any St. James Party within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject to the extent such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) are attributable to: (i) any untrue

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statement or alleged untrue statement of a material fact in a Registration
Statement or the Effective Registration Statements or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities or Registered Shares are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (but only to the extent that Intelect specifically authorizes in writing the use of such preliminary prospectus by the St. James Parties) or the final prospectus (as amended or supplemented, if Intelect files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by Intelect of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities or the Registered Shares pursuant to a registration statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Notwithstanding anything to the contrary contained herein, the indemnification provisions contained in this Section 5(d):
(i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with written information furnished to Intelect by such Indemnified Person or underwriter for such Indemnified Person for use in connection with the preparation of the Registration Statement or the Effective Registration Statements or any such amendment thereof or supplement thereto; (ii) with respect to any prospectus, shall not inure to the

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benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities or the Registered Shares that are the subject thereof (or to the benefit of any person controlling such person) if the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the St. James Parties to deliver or to cause to be delivered the prospectus made available by Intelect or any violation by the St. James Parties of the Plan of Distribution set forth in the prospectus; (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Intelect, which consent shall not be unreasonably withheld; and (v) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

            (e) To the fullest extent permitted by law, in connection with the Registration Statement or the Effective Registration Statements in which a St. James Party is participating, each such St. James Party agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 5(d), Intelect, each of its directors, each of its officers who signs the Registration Statement or the Effective Registration Statements, each person, if any, who controls Intelect within the meaning of the Securities Act or the Exchange Act (collectively an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or

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Indemnified Damages arise out of or are based upon any Violation, to the extent,
(i) that such Violation occurs in reliance upon and in conformity with written information furnished to Intelect by such St. James Party for use in connection with such Registration Statement or the Effective Registration Statements, (ii) that such Violation arises out of a misstatement or omission in a preliminary prospectus or a prospectus which Intelect advised the St. James Party in writing to not use, and the St. James Party subsequently used it, (iii) the St. James Party failed to deliver or cause to be delivered the prospectus made available by Intelect, or (iv) for any violation by the St. James Parties of the provisions in the Plan of Distribution set forth in the prospectus. In such event the St. James Party will reimburse any legal or other expenses reasonably incurred by the Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity provisions contained in this Section 5(e) and the provisions with respect to contribution contained in
Section 5(g) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such St. James
Party, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

            (f) Promptly after receipt by an Indemnified Person or Indemnified Party, as the case may be, under this Section 5 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party, as the case may be, shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed,

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to assume control of the defense thereof and to select counsel therefore. If the indemnifying party selects counsel pursuant to the preceding sentence, the Indemnified Person or the Indemnified Party, as the case may be, shall have the right to approve such counsel which approval shall not be unreasonably withheld. In the event that the Indemnified Person or the Indemnified Party, as the case may be, does not approve of the selection of counsel by the indemnifying party and the withholding of such approval is reasonable, then the indemnifying party shall be responsible for the reasonable costs and expenses of one counsel selected by the Indemnified Person and the Indemnified Party, as the case may be, to represent their interests, PROVIDED that the indemnifying party shall not be responsible for the costs and expenses of more than one counsel total selected by the Indemnified Party or Indemnified Person. The Indemnified Party or Indemnified Person, as the case may be, shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person, as the case may be, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person, as the case may be, fully notified at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person, as the case may be, of

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a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person, as the case may be, with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party, as the case may be, under this Section 5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            (g) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 to the fullest extent permitted by law; provided, however, that no seller of Registrable Securities or Registered Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities or Registered Shares who was not guilty of fraudulent misrepresentation.

            (h) So long as Intelect has a class of securities registered pursuant to Section 12 of the Exchange Act and so long as the St. James Parties own any of the shares issuable upon exercise of the Warrants and such shares are "restricted securities" (as defined in Rule 144), with a view of making available to the St. James Parties the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit the St. James Parties to sell the shares to the public without registration, Intelect agrees to use its commercially reasonable best efforts to:

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            (i)   make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

            (ii) file with the SEC in a timely manner all reports and other documents required of Intelect under the Securities Act and the Exchange Act; and

            (iii) make available to the St. James Parties, so long as the St.
                  James Parties own any Registrable Securities or Registered Shares a copy of the most recent annual or quarterly report of Intelect and such other SEC reports and documents filed by Intelect and such other information (but not opinion of counsel) as may be reasonably requested by the St. James Parties seeking to avail itself of any rule or regulation of the SEC with permits the selling of any such securities without registration.

            (i) If required under the rules of the Nasdaq Stock Market, Inc., Intelect shall file before the Closing any required applications and notifications in connection with the issuance of the Warrants. Intelect shall use its commercially reasonable best efforts either to secure and maintain designation and quotation of all the Registrable Securities covered by the Registration Statement and all Registered Securities covered by the Effective Registration Statements on the Nasdaq Small Cap Market or, if, despite Intelect's commercially reasonable best efforts to satisfy the preceding clause, Intelect is unsuccessful in satisfying the preceding clause, then Intelect shall use its commercially reasonable best efforts to secure the inclusion for quotation on the OTC Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such shares.

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6. TERMINATION OF CERTAIN RIGHTS.

      The parties acknowledge that all rights they may have under the Credit Agreement (including pursuant to any documents, opinions, or certificates delivered pursuant to the Credit Agreement), the Existing Warrants, the Pledge Agreement, the Registration Rights Agreement dated February 12, 1998 between Intelect and SJCP, as amended, the Registration Rights Agreement dated August 13, 1999 among Intelect, SJMB and SJCP, those certain convertible promissory notes, as amended, issued by Intelect to each of SJMB and SJCP in connection with the Loan, the Security Agreement, as amended between Intelect, SJCP and SJMB, the letter agreement dated September 14, 1998 among Intelect, SJMB, SJCP, and Falcon, and the Repayment and Exchange Agreement dated August 13, 1999 among Intelect, SJCP and SJMB, or any amendments, supplements or modifications to the foregoing documents (each of the above documents and any amendments, supplements or modifications collectively the "Terminated Documents"), are each hereby terminated.

7. REPRESENTATIONS AND WARRANTIES.

            (a) As of the date hereof and as of the date any shares are issued upon exercise of the Warrants each St. James Party that is receiving Securities (as hereinafter defined) hereunder (the "St. James Shareholder"), severally, but not jointly represents and warrants to Intelect as follows:

            (i) INVESTMENT INTENT. Such St. James Shareholder is acquiring all of the Warrants and will acquire the shares then issuable upon exercise of the Warrants (the "Warrant Shares")(the Warrants and the Warrant Shares collectively the "Securities") for its own account for investment only and not

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                  with a view towards, or for resale in connection with, the public sale or distribution thereof; provided that nothing in this representation shall preclude the transfer of such Securities pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act.

            (ii) ACCREDITED INVESTOR STATUS. Such St. James Shareholder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

            (iii) RELIANCE ON EXEMPTIONS. Such St. James Shareholder understands that the Securities are being issued in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Intelect is relying upon the truth and accuracy of, and the St. James Shareholder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the St. James Shareholder set forth herein in order to determine the availability of such exemptions and their eligibility to acquire the Securities.

            (iv) INFORMATION. Such St. James Shareholder and its advisors, if any, were at the time the Existing Warrants were first issued furnished with all materials relating to the business, finances and operations of Intelect and materials relating to the offer and issuance of the Securities, which have been requested by them. Such St. James Shareholder understands that the Securities involve a high degree of risk, including without limitation those risks set forth in the

                  Public Documents (as hereafter defined) and that such St. James Shareholder has determined that the Securities are a suitable investment and understands it could bear a complete loss of such investment. Such St. James Shareholder has sought such advice as it has considered necessary to make an informed investment decision with respect to the Securities. Each St. James Shareholder acknowledges that it had access to copies of (and acknowledges that Intelect has offered to provide, upon its request, copies of) Intelect=s filings with the SEC (collectively, the APublic Documents@) and it has not been furnished with any oral representation or warranty in connection with the issuance of the Securities by Intelect or any director, officer, employee, agent, affiliate or subsidiary, which is not contained in or contemplated herein. Any information which any St. James Shareholder has heretofore represented or furnished to Intelect with respect to its experience, or trading practices or records of any of the St. James Shareholder, is correct and complete.

            (v) NO GOVERNMENTAL REVIEW. Each St. James Shareholder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (vi) TRANSFER OR RESALE. Each St. James Shareholder understands that except as provided herein: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, (b) the St. James Shareholder, as applicable, shall have delivered to Intelect an opinion of counsel reasonably acceptable to Intelect to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (c) the St. James Shareholder, as applicable, provides Intelect with an opinion of counsel reasonably acceptable to Intelect that such Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) the Securities shall be issued with the legends as set forth in the Warrants attached hereto as Exhibit A; and (iii) except as expressly provided herein, neither Intelect nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            (b) As of the date hereof and the date any Securities are issued, Intelect represents and warrants to each St. James Shareholder that:

            (i) VALID ISSUANCE OF WARRANTS AND COMMON STOCK. The Warrants, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer as set forth in the

                  Agreement or under applicable state and federal securities laws. The Common Stock issuable upon exercise of the Warrants has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid, and non-assessable and will be free of restrictions on transfer other than restrictions on transfer as set forth in the Agreement or under applicable state and federal securities laws.

            (ii) ORGANIZATION, ETC. Intelect is a corporation, duly organized, validly existing and in good standing in the State of Delaware.

            (iii) CAPITALIZATION. As of November 22, 2000, Intelect had
                  200,000,000 shares of Common Stock authorized for issuance, of which 86,089,050 shares of Common Stock were outstanding (as set forth in the Form 10-Q of Intelect for the Quarter ended September 30, 2000) of which 191,435 shares of Common Stock were held in treasury.

8. DISCLOSURE.

      Except as may be required by applicable law or by the rules of any national securities exchange or registered securities association or deemed advisable by counsel, neither Intelect nor SJMB or SJCP shall issue any press release with respect to this Settlement Agreement or the transactions contemplated hereby without the prior consent of the other party (which consent shall not be unreasonably withheld under the circumstances).

9. ALLOCATION FOR SATISFACTION OF SECTION 16 PROFITS.

      The parties acknowledge and agree that: (i) the number of Warrants issued pursuant to this Agreement is less than the number of warrants to which SJCP and SJMB contend they were entitled under the anti-dilution provisions of the Existing Warrants as alleged in the Disputes; (ii) the exercise price for the Warrants issued pursuant to this Agreement is greater than the exercise price to which SJCP and SJMB contend they were entitled under the anti-dilution provisions of the Existing Warrants as alleged in the Disputes; (iii) that SJCP and SJMB contend that they have suffered damages in addition thereto as a result of Intelect's alleged breach of its obligations related to the anti-dilution provisions of the Existing Warrants; (iv) that SJCP and SJMB accepted a number of Warrants pursuant to this Agreement less than the number of warrants to which SJCP and SJMB contend they were entitled and accepted an exercise price for the Warrants issued pursuant to this Agreement greater than the exercise price to which SJCP and SJMB contend they were entitled and that SJCP and SJMB have released their claims for damages with the intent of and for the purposes fully satisfying and returning to Intelect the value of any short-swing profits on any and all sales and/or purchases up through the date of this Agreement as set forth in the trading records of SJCP and SJMB supplied to Intelect on such date for which the St. James parties may have been liable to Intelect under Section 16 of the Exchange Act ("Section 16 Profits"); (v) that Intelect has pursuant to this Agreement received full value for its Section 16 Profits; and (vi) that the parties intend to and agree to allocate (x) the difference in value between the number of warrants to which SJCP and SJMB contend they were entitled at the exercise price to which they contend they were entitled and the number of Warrants and exercise price actually received pursuant to this Agreement, and
(y) the value of the damages that SJCP and SJMB contend they suffered first to the full satisfaction of such Section 16 Profits.

10. MUTUAL RELEASES.

            (a) In consideration for this settlement and the additional consideration reflected in this Agreement, the receipt and sufficiency of which are hereby acknowledged and confessed, the St. James Parties and Falcon, on behalf of themselves and, to the extent not prohibited by applicable law, their respective agents, affiliates, stockholders, partners, members, employees, directors, managers, representatives, successors and assigns do hereby RELEASE, ACQUIT AND FOREVER DISCHARGE Intelect, its agents, affiliates, stockholders, partners, members, employees, directors, managers, representatives, successors and assigns from and agree not to encourage, cooperate with or assist any third party to assert any and all manner of claims, demands and causes of action of whatsoever nature whether known or unknown, direct or indirect, personal or received by assignment, suspected or unsuspected, asserted or which could have been asserted, under common law and/or statute, including, but not limited to, any federal statutes or regulations, state statutes or regulations, any claim for breach of contract or detrimental reliance, fraud, breach of fiduciary duty, conversion, negligence, conspiracy, misrepresentation and including actual damages, punitive or exemplary damages, treble damages, damages for any violation of statute, regulation or law, or any other kind of expense, loss or damage of any kind or character, of whatever description, or any other cause of action under any other legal theory, related to any event, conduct or activity which occurred prior to the execution of this Agreement or relating to any other acts, omissions, events, occurrences, happenings or circumstances occurring or existing prior to the date of this Agreement, in each case arising out of or relating to the Terminated Documents or the Disputes.

            (b) In consideration of the foregoing consideration, Intelect, on behalf of itself and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, members, employees, directors, managers, representatives, successors and assigns, do hereby

RELEASE, ACQUIT AND FOREVER DISCHARGE the St. James Parties and Falcon, and their respective agents, affiliates, stockholders, partners, members, employees, directors, managers, representatives, successors and assigns, from and agree not to encourage, cooperate with or assist any third party to assert any and all manner of claims, demands and causes of action of whatsoever nature whether known or unknown, direct or indirect, personal or received by assignment, suspected or unsuspected, asserted or which could have been asserted, under common law and/or statute including, but not limited to, any federal statute or regulation, whether arising under Section 16(b) of the Exchange Act or otherwise, state statute or regulation, any claim for breach of contract or detrimental reliance, fraud, breach of fiduciary duty, conversion, negligence, conspiracy, misrepresentation, and including actual damages, punitive or exemplary damages, treble damages, damages for any violation of statute, regulation or law, or any other kind of expense, loss or damage of any kind or character, of whatever description, or any other cause of action under any other legal theory, related to any event, conduct or activity which occurred prior to the execution of this Agreement, or relating to any other acts, omissions, events, occurrences, happenings or circumstances occurring or existing prior to the date of this Agreement, in each case arising out of or relating to the Terminated Documents, the Section 16 Profits, or the Disputes.

11. AGREED MOTIONS TO DISMISS.

            The parties agree to promptly file Motion to Dismiss with prejudice for each of the Dallas County Suit, the Harris County Suit, and the Federal Court Suit. Each party further agrees to have orders signed effecting dismissal of each of the Disputes with prejudice. The form of such motions and orders are attached hereto as Exhibit B.

12. NO UNDUE INFLUENCE.

            As further consideration, the St. James Parties and Intelect each represent that they have not relied on or otherwise been influenced in the making of this Agreement by any representations, promises or statements made by any other party to this Agreement or any agent, attorney, or other representative of a party to this Agreement, that are not included among the express terms set forth in this written Agreement, that they have read and fully understand this Agreement, they understand that the terms of the settlement are contained only in this written Agreement, and that there are no representations or agreements of any kind not expressly set forth herein, including, but not limited to, the Disputes or any defenses Intelect may or may not have had to the Disputes, and that they realize this settlement is final and conclusive and it is their desire that it be final and conclusive as provided herein.

13. NO TRANSFER OF RIGHTS.

      As further consideration, the St. James Parties and Intelect do hereby expressly warrant and represent to the other parties of this Agreement that each has not assigned, pledged or otherwise in any manner whatsoever sold or transferred either by instrument in writing, or otherwise, any right, title, interest or claim which each has or may have by reasons of the Disputes. The St. James Parties shall not assign or transfer, assign or pledge their rights under this Agreement or the Warrants without the prior written consent of Intelect, which consent shall not be unreasonably withheld. Any such assignment, transfer or pledge without such consent shall be void and of no effect.

14. AUTHORIZATION TO ENTER INTO AGREEMENT.

      Each party represents that (i) it has received all required approvals for, and is authorized to engage in, the execution, delivery and performance of this Agreement, and (ii) this Agreement has been duly executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors= rights and remedies. Each party represents and warrants to the other that they have all requisite power and authority to conduct their business as presently conducted.

15. INTEGRATED AGREEMENT, NO WAIVER.

      This Agreement constitutes the entire, complete, and integrated statement of each and every term and provision agreed to by and among the parties relating to its subject matter and is not subject to any condition not provided for herein. This Agreement shall not be changed, modified, or supplemented except by a writing executed by the parties. No failure or delay by any party exercising any right, power or privilege hereunder shall operate as a waiver thereof, not shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any right, power or privilege thereunder.

16. NO PARTY IS DRAFTER.

      None of the parties hereto shall be considered a drafter of the Agreement or any provision hereof for the purpose of any statute, case law or rule of interpretation or construction that might cause any provision to be construed against the drafter hereof.

17. LEGAL ADVICE.

      Each party has received independent legal advice from attorneys of its choice with respect to the advisability of making this Agreement and entering into the releases, covenants and undertakings provided herein.

18. CHOICE OF LAW.

      This Agreement shall be governed and construed under Texas law without regard to choice of law principles.

19. COUNTERPARTS.

      This Agreement may be signed in multiple counterparts, each of which shall constitute an original. Facsimile signatures of this Agreement may be exchanged which shall have the same legal effect as executed originals, provided that the parties shall exchange originally executed signatures of this Agreement as soon thereafter as practicable.

20. NOTICES.

      All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or at the last known business or residence address of such other person as may be designated by either party hereto in writing.

If to Intelect:                            With a copy to:

      Intelect Communications, Inc.              Bisk & Fitch, L.L.P.
      1240 East Campbell Road                    24 Greenway Plaza, Suite 750
      Richardson, Texas 75081                    Houston, Texas 77046
      Facsimile: (469) 330-4972                  Facsimile: (713) 871-0721
      Attn.: Herman M. Frietsch,                 Attn.: Michael T. Larkin, Esq.
             Chairman and CEO

If to any of the St. James Parties:        With a copy to:
      c/o St. James Capital Corp.                Gardere, Wynne & Sewell, L.L.P.
      777 Post Oak Boulevard, Suite 950          1000 Louisiana, Suite 3400
      Houston, Texas 77056                       Houston, Texas 77002-5007

      Facsimile: (713) 871-1028                  Facsimile: (713) 276-5555
      Attn.: John L. Thompson, President         Attn.: Eric Blumrosen, Esq.

If to Falcon:

      c/o FSI Management, LLC
      5 Post Oak Park, Suite 1400
      Houston, Texas 77027
      Facsimile: (713) 621-4638
      Attn.: Martin H. Young, Jr.

      EXECUTED in multiple originals this 30th day of November, 2000.

                                INTELECT COMMUNICATIONS, INC.

                                By: /s/ HERMAN M. FRIETSCH
                                        Herman M. Frietsch
                                        Chairman and Chief Executive Officer

                                ST. JAMES CAPITAL PARTNERS, L.P.
                                By: St. James Capital Corp., its General Partner

                                By: /s/ JOHN L. THOMPSON
                                        John L. Thompson
                                        President

                                SJMB, L.P.
                                By: SJMB, L.L.C., its General Partner

                                By: /s/ JOHN L. THOMPSON
                                        John L. Thompson
                                        President

                                SJMB, L.L.C.

                                By: /s/ JOHN L. THOMPSON
                                        John L. Thompson
                                        President

                                ST. JAMES CAPITAL CORP.

                                By: /s/ JOHN L. THOMPSON
                                        John L. Thompson
                                        President

                                /s/ CHARLES E. UNDERBRINK
                                    Charles E. Underbrink

                                /s/ JOHN L. THOMPSON
                                    John L. Thompson

                                FALCON SEABOARD INVESTMENT CO., L.P.
                                By: FSI Management Company, L.L.C., its General Partner

                                By: /s/ MARTIN H. YOUNG, JR.
                                        Martin H. Young, Jr.
                                        Senior Vice President and Chief
                                        Financial Officer